Exhibit 10.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

WARRANT AGREEMENT

claros mortgage trust, inc.

and

THE PURCHASERS NAMED HEREIN

Dated as of January 30, 2026

THIS WARRANT AGREEMENT (this “Agreement”), dated as of January 30, 2026, is by and between Claros Mortgage Trust, Inc., a Maryland corporation (the “Company”), and the purchasers set forth on Schedule I (“Purchasers”).

WHEREAS, concurrently with the execution of this Agreement, the Company and Purchasers are entering into certain transactions contemplated under that certain Term Loan Credit Agreement (the “Credit Agreement”), providing for, among other things, the issuance by the Company to Purchasers of an aggregate of 7,542,227 warrants on the Closing Date (as defined in the Credit Agreement) (the “Warrants”), with each Purchaser receiving the number of Warrants set forth next to such Purchaser’s name on Schedule I. Each Warrant entitles the holder thereof to purchase one share of common stock of the Company, par value $0.01 per share (“Common Stock”), for $4.00, subject to adjustment as described herein (such shares, the “Warrant Shares”); and

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which the Warrant Shares shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company and the holders of the Warrants.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.
Warrants.
1.1.
Form of Warrant. The Warrants shall be issued in registered form and shall be substantially in the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chief Executive Officer, President, Chief Financial Officer, Secretary or other officer of the Company. In the event the Person whose electronic signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such Person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.
1.2.
Registration.
1.2.1.
Warrant Register. The Company shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants.

Upon the initial issuance of the Warrants, the Company shall register the Warrants in the names and denominations of the respective holders thereof.
1.2.2.
Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the Person in whose name such Warrant is registered in the Warrant Register (the “Registered Holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate (as defined below) made by anyone other than the Company), for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.
2.
Terms and Exercise of Warrants.
2.1.
Warrant Price. Each Warrant shall entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company one share of Common Stock, at a price of $4.00, subject to the adjustments provided in Section 3. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time a Warrant is exercised.
2.2.
Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the date hereof and terminating at 5:00 p.m., New York City time, on the date that is 10 years after the date hereof (the “Expiration Date”); provided, however, that the exercise of any Warrant shall be subject to the satisfaction of any applicable conditions set forth in this Agreement, including the conditions set forth in Section 2.4 and Section 3.9.
2.3.
Exercise of Warrants.
2.3.1.
Cashless Exercise. Subject to the provisions of the Warrants and this Agreement, the Warrants may be exercised (a “Cashless Exercise”) by the Registered Holder thereof in whole or in part on one or more occasions by delivering to the Company at its address set forth in Section 9.2, (i) the Warrant Certificate (in the form attached hereto as Exhibit A, the “Warrant Certificate”) evidencing the Warrants to be exercised and (ii) an election to purchase (in the form attached hereto as Exhibit B) (the “Election to Purchase”) any shares of Common Stock pursuant to the exercise of a Warrant, properly completed and executed by the Registered Holder on the reverse of the Warrant Certificate, in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

X =	Y(A-B)
A

Where:

X = the number of Warrant Shares to be issued to the Registered Holder.

Y = the number of Warrant Shares with respect to which the Warrant is exercised.

A = the Fair Market Value of one share of Common Stock on the date the Election to Purchase is delivered (or deemed delivered) by the Registered Holder to the Company.

B = the Warrant Price (as adjusted to the date of such calculation).

2.3.2.
Cash Exercise. Subject to the provisions of the Warrants and this Agreement, the Warrants may be exercised (a “Cash Exercise”) by the Registered Holder thereof in whole or in part on one or more occasions by (i) delivering to the Company at its address set forth in Section 9.2, (a) the Warrant Certificate evidencing the Warrants to be exercised and (b) an Election to Purchase any shares of Common Stock pursuant to the exercise of a Warrant, properly completed and executed by the Registered Holder on the reverse of the Warrant Certificate; and (ii) payment to the Company in the amount equal to the Warrant Price multiplied by the number of Warrant Shares in respect of which the Warrants are then exercised, plus all taxes required to be paid by the Registered Holder pursuant to Section 8, if any.
2.3.3.
Issuance of Shares of Common Stock on Exercise. Within two Business Days after the exercise of any Warrant if the Registered Holder provides the Company with at least one Business Day prior written notice of such exercise (or, if such prior written notice is not so provided, within three Business Days after the exercise of the Warrant), the Company shall issue to the Registered Holder of such Warrant the number of full shares of Common Stock to which he, she or it is entitled, in book-entry form, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new countersigned Warrant Certificate for the number of shares of Common Stock as to which such Warrant Certificate shall not have been exercised. No Warrant that has been Transferred to a Third Party Transferee in a Third Party Transfer shall be exercisable and the Company shall not be obligated to issue shares of Common Stock upon exercise of such a Warrant unless the shares of Common Stock issuable upon such Warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the Registered Holder of such Warrants.
2.3.4.
Date of Issuance. Each Person in whose name any shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which the Warrant Certificate and Election to Purchase was delivered to the Company (or, if such date is not a Business Day, on the open of business on the first Business Day thereafter).
2.3.5.
No Fractional Shares. No fractional shares shall be issued upon the exercise of Warrants. All Warrant Shares (including fractions) issuable upon exercise of a Warrant by a Registered Holder shall be aggregated with all Warrants presented for exercise by such Registered Holder on the same day for purposes of determining whether the exercise would result in the issuance of any fractional share of Common Stock. If, after aggregation, the exercise would result in the issuance of a fractional share of Common Stock, the Company shall, in lieu of issuance of any fractional share, pay such Registered Holder a cash payment equal to the Fair Market Value of one share of Common Stock on the payment date multiplied by such fraction.
2.4.
Limitation on Exercise Rights.

2.4.1.
The Company shall not effect any exercise of a Warrant, and a Registered Holder shall not have the right to exercise any portion of a Warrant, pursuant to Section 2.3 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Election to Purchase, the Registered Holder (together with (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date of issuance, directly or indirectly managed or advised by the Registered Holder’s investment manager or any of its Affiliates or principals solely to the extent the Registered Holder would be deemed a beneficial owner of such investment vehicle’s holdings pursuant to Section 16a-1(a)(1) of the Exchange Act or (ii) any person acting or who could be deemed to be acting as a “group” (as such term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder) with the Registered Holder, collectively, the “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below); provided, however, that such exercise restriction shall not apply in connection with and subject to consummation of (A) a Public Sale of the Warrant Shares to be issued upon such exercise, (B) a bona fide third party tender offer for the Common Stock issuable thereupon, or (C) a Merger Event if, in the case of each of clauses (A), (B) and (C), such Registered Holder and its Affiliates will not beneficially own in excess of 9.6% of the then outstanding Common Stock following the consummation of such event, and provided that in no case shall there be a violation of the Exercise Restriction (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Registered Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of a Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of a Warrant beneficially owned by the Registered Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrant) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Registered Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2.4.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Registered Holder that the Company is not representing to the Registered Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Registered Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.4.1 applies, the determination of whether a Warrant is exercisable (in relation to other securities owned by the Registered Holder together with any Attribution Parties) and of which portion of a Warrant is exercisable shall be in the sole discretion of the Registered Holder, and the submission of an Election to Purchase shall be deemed to be the Registered Holder’s determination of whether a Warrant is exercisable (in relation to other securities owned by the Registered Holder together with any Attribution Parties) and of which portion of a Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.4.1, in determining the number of outstanding shares of Common Stock, a Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the

Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Registered Holder, the Company shall within two (2) Trading Days confirm in writing to the Registered Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including a Warrant, by the Registered Holder or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding (for purposes of the denominator, immediately after giving effect to the issuance of shares of Common Stock to be issued upon the applicable exercise of a Warrant). The Registered Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.4.1, provided that the Beneficial Ownership Limitation shall in no case violate the Exercise Restriction (as defined below) and shall in no event exceed 9.6% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of a Warrant held by the Registered Holder and the provisions of Section 2.4.1 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. Any purported delivery to the Registered Holder or the Attribution Parties of a number of shares of Common Stock or any other security upon exercise of any Warrant shall be void and have no effect to the extent, but only to the extent, that before or after such delivery, the Registered Holder and the Attribution Parties would have beneficial ownership of Common Stock or any other such class in excess of the Beneficial Ownership Limitation. The limitations contained in this paragraph may not be waived.
2.4.2.
Notwithstanding anything to the contrary in this Agreement and the Warrants, subject to Section 3.9, no shares of Common Stock will be issued or delivered upon any proposed exercise of any Warrant by any Registered Holder, and no Warrant of any Registered Holder may be exercised, in each case to the extent that such exercise or issuance of Common Stock would result in any violation of the restrictions on ownership and transfer set forth in Article VII of the Charter (the “Exercise Restriction”); and that following a Third Party Transfer of a Warrant, no shares of Common Stock will be issued or delivered upon any proposed exercise of such Warrant by the Third Party Transferee, and no Warrant held by any such Third Party Transferee may be exercised, in each case to the extent that such exercise or issuance of Common Stock would result in a violation of the Exercise Restriction (the “Ownership Restriction”).
2.4.3.
Except as otherwise provided herein, if a proposed exercise of a Warrant cannot be completed as a result of Section 2.4.1 or Section 2.4.2, then the Company’s obligation to issue and deliver shares of Common Stock upon such proposed exercise will not be extinguished, and (a) the Company shall issue and deliver the maximum number of shares of Common Stock upon such proposed exercise as is permitted under Section 2.4.1 or Section 2.4.2 and (b) as to any additional shares of Common Stock that are not issued and delivered as provided in clause (a) above, (i) the Company will use its commercially reasonable efforts to obtain all necessary stockholder approvals and, as applicable, any registrations, qualifications or exemptions required under applicable state securities laws, and deliver such shares as soon thereafter as reasonably practicable, and (ii) the Company will only be obligated to deliver such additional shares as soon as reasonably practicable after the applicable Registered Holder or Third Party

Transferee provides written evidence satisfactory to the Company that (x) such delivery will not contravene the Exercise Restriction (in the case of any Registered Holder) or the Ownership Restriction (in the case of a Third Party Transferee) and (y) any applicable requirements of the Charter (including, but not limited to, Article VII of the Charter) have been fulfilled as set forth therein.
3.
Adjustments. The Warrant Price and shares of Common Stock issuable upon exercise of a Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall cause an economically duplicative adjustment under more than one subsection of this Section 3.
3.1.
Stock Dilution Events.
3.1.1.
Split-Ups. If after the date hereof, the number of outstanding shares of Common Stock is increased by a Split-Up Event, then, following such Split-Up Event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock so that the Registered Holder immediately after such Split-Up Event shall be entitled to purchase the number of shares of Common Stock which such Registered Holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to the Warrant after such date had the Warrant been exercised in full immediately prior to such Split-Up Event. For purposes of this Section 3.1.1, if a rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion.
3.1.2.
Other Distributions; REIT Dividend Status.
(a)
If after the date hereof, the Company shall make any Other Distribution, then the Warrant Price shall be decreased by the fair market value (as determined by the Company’s Board) of any securities or other assets paid on each share of Common Stock in respect of such Other Distribution.
(b)
Notwithstanding anything herein to the contrary, if the Company and/or any of its Subsidiaries makes any REIT Qualifying Dividends, the Warrant Price and shares of Common Stock issuable upon exercise of a Warrant shall not be subject to any adjustment hereunder with respect to such REIT Qualifying Dividends; provided, that, solely for purposes of determining whether a dividend or other distribution (or series of related dividends or other distributions) is a REIT Qualifying Dividend under this Section 3.1.2, all amounts payable in cash shall be treated, to the fullest extent possible, as REIT Qualifying Dividends and only when such cash amounts have been exhausted shall dividends or other distributions payable in shares of Common Stock be treated as a REIT Qualifying Dividend.
(c)
At the time of declaring a dividend, the Company shall in good faith make a preliminary determination whether such dividend is a REIT Qualifying Dividend and shall provide the Registered Holder with written notice thereof including a reasonably detailed description of the basis for such determination (a “Preliminary Determination”). If the Company determines that a dividend is a Split-Up Event or an Other Distribution, the adjustment pursuant to Section 3.1.1 or this Section 3.1.2, as applicable, shall become effective immediately after the open of business on the record date for (or, if no record date is applicable, the effective date of) such Split-Up Event or Other Distribution. Within 30 days following the end of each taxable year of the Company (i) the Company shall determine whether all dividends paid during such year were REIT Qualifying Dividends and shall provide the Registered Holder with written notice thereof including a reasonably detailed description of the basis for such determination (a “Final Determination”); provided, that, for purposes of such determination all income of the Company for the applicable fiscal year shall be allocated ratably over each fiscal quarter on the basis of the number of days in such fiscal quarter, (ii) if any dividend that was treated as a REIT Qualifying Dividend for purposes of a Preliminary Determination is determined in the applicable Final Determination to be a Split-Up Event or an Other Distribution, then the adjustments provided for in Section 3.1.1 or this Section 3.1.2 shall be recalculated giving retroactive effect to the Final Determination and the Company shall provide the Registered Holder with written notice thereof including a reasonably detailed description of the basis for such calculation and (iii) if any Warrant was exercised in whole or in part after the record date for a dividend that was treated as a REIT Qualifying Dividend and is subsequently determined to be a Split-Up Event or an Other Distribution, the Company shall make a cash payment to the Registered Holder that exercised such Warrant in an amount equal to the Closing Price on the date of payment of the shares of Common Stock that such Registered Holder would have received in such exercise had the recalculation occurred prior to the date of exercise. For the avoidance of doubt, no adjustment, recalculation or cash payment pursuant to Section 3.1.1 or this Section 3.1.2 shall be made as a result of a payment of a Rollover Distribution for the fiscal year in which such Rollover Distribution is paid; provided that such Rollover Distribution will be included in the calculations to determine whether any adjustment, recalculation or cash payment pursuant to Section 3.1.1 or this Section 3.1.2 will be necessary with respect to the Deemed Rollover Distribution Year applicable to such Rollover Distribution.
3.1.3.
Timing of Adjustment. Adjustments pursuant to this Section 3.1 shall become effective immediately after the open of business on the record date for (or, if no record date is applicable, the effective date of) such Split-Up Event or Other Distribution.
3.2.
Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a Combination Event, then, following such Combination Event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock so that the Registered Holder immediately after such Combination Event shall be entitled to purchase the number of shares of Common Stock which such Registered Holder would have owned had the Warrant been exercised in full immediately prior to such Combination Event.
3.3.
Adjustment to Warrant Price Upon Split-Ups and Aggregation of Shares. Whenever the number of shares of Common Stock issuable upon the exercise of the Warrants is adjusted, as provided in Section 3.1.1 or Section 3.2, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Warrant Shares immediately prior to such adjustment, and (y) the denominator of which shall be the number of Warrant Shares immediately thereafter.

3.4.
Adjustment to Warrant Price and Number of Warrant Shares Upon Issuance of Common Stock.
3.4.1.
Except as provided in Section 3.1.1, Section 3.2 or Section 3.4.2 below, if, at any time or from time to time prior to the Expiration Date, the Company shall issue or sell any shares of Common Stock (or is deemed to have issued and sold any shares of Common Stock through the issuance of Convertible Securities or Options) (including for the avoidance of doubt any shares of Common Stock paid by the Company as consideration in any Internalization Transaction), for an Effective Price that is less than the greater of (x) the Warrant Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) and (y) 90% of the Fair Market Value per share of the Common Stock immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale) the Warrant Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to a Warrant Price equal to the product obtained by multiplying the Warrant Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), by a fraction (which shall in no event be more than one):
(a)
the numerator of which shall be the sum of (i) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the greater of (x) the Warrant Price then in effect or (y) the Fair Market Value per share of the Common Stock immediately prior to such issuance or sale (or deemed issuance or sale), plus (ii) the aggregate Consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by
(b)
the denominator of which shall be the product obtained by multiplying (i) the Common Stock Deemed Outstanding immediately after such issuance or sale (or deemed issuance or sale) by (ii) the greater of (x) the Warrant Price then in effect or (y) the Fair Market Value per share of the Common Stock immediately prior to such issuance or sale (or deemed issuance or sale).
3.4.2.
If, at any time or from time to time prior to the Expiration Date, the Company makes a rights offering to holders of Common Stock entitling them to purchase shares of Common Stock at an Effective Price that is less than the greater of (x) the Warrant Price in effect on the record date for such distribution and (y) the Fair Market Value on the record date for such distribution, the Warrant Price shall be decreased in accordance with the formula:

R’ = R x	O + ( N x P / M)
(O + N)

where:

R’ = the Warrant Price in effect immediately after the record date for such distribution;

R = the Warrant Price in effect immediately prior to the record date for such distribution;

O = the number of shares of Common Stock Deemed Outstanding immediately prior to the record date for such distribution;

N = the number of additional shares of Common Stock issuable pursuant to such rights offering;

P = the per-share price payable to exercise or convert such rights for the additional shares; and

M = the Fair Market Value on the record date with respect to the distribution.

Upon the expiration of such rights offering (giving effect to any publicly announced extensions), the Warrant Price shall be readjusted, effective as of the close of business on such expiration date, to the amount that would have been obtained if the foregoing adjustment had been determined on the basis of the actual aggregate Consideration received by the Company and the actual number of shares of Common Stock (or shares issuable upon exercise, conversion or exchange of other securities) issued pursuant to such rights. Any resulting increase to the Warrant Price and corresponding decrease to the number of Warrant Shares shall occur automatically without action by the Registered Holder.

3.4.3.
Upon any and each adjustment of the Warrant Price as provided in this Section 3.4, the Warrant Shares immediately prior to any such adjustment shall be increased to a number of shares of Common Stock equal to the quotient obtained by dividing:
(a)
the product of (i) the Warrant Price in effect immediately prior to any such adjustment multiplied by (ii) the number of Warrant Shares immediately prior to any such adjustment; by
(b)
the Warrant Price resulting from such adjustment.
3.4.4.
Convertible Securities and Options.
(a)
In the event that the Company shall at any time following the issuance of Warrants issue or sell any Convertible Securities or issue, sell or grant any Options, then for the purpose of this Section 3.4, the Company shall be deemed to have issued at that time a number of shares of Common Stock equal to the maximum number of shares of Common Stock that are or may become issuable upon exercise of such Convertible Securities or Options for an Effective Price equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable Consideration received for purposes of this Section 3.4) of (x) the total Consideration, if any, received or receivable by the Company for the issuance or sale of all such Options or Convertible Securities, plus (y) the minimum aggregate Consideration payable to the Company upon the exercise of all such Options (or upon the conversion or exchange of all such Convertible Securities), plus (z), without duplication of any amounts in clause (y), in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of Consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options (or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) or upon the conversion or exchange of all such Convertible Securities.
(b)
Except as otherwise provided in following sentence, no further adjustment of the Warrant Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

(c)
If, at any time after any adjustment of the Warrant Price shall have been made hereunder as the result of any issuance, sale or grant of any Options or Convertible Securities, the maximum number of shares issuable upon exercise of such Options or of the rights of conversion or exchange associated with such Convertible Securities shall increase, or the minimum amount of Consideration per share receivable in connection with such exercise shall decrease, whether by operation of any anti-dilution rights pertaining to such Options or Convertible Securities, by agreement of the parties or otherwise, the Warrant Price then in effect shall first be readjusted to eliminate the effects of the original issuance, sale or grant of such Options or Convertible Securities on such Warrant Price and then readjusted as if such Options or Convertible Securities had been issued on the effective date of such increase in number of shares or decrease in consideration, but only if the effect of such two-step readjustment is to reduce the Warrant Price below the Warrant Price in effect immediately prior to such increase or decrease.
(d)
Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 3 (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the Warrant Price then in effect hereunder shall forthwith be changed pursuant to the provisions of this Section 3 to the Warrant Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.
3.5.
Merger Events. Upon the occurrence of (1) any reclassification of the outstanding shares of Common Stock (other than a change in par value or from par value to no par value, or from no par value to par value, or as a result of a Split-Up Event), (2) any consolidation, merger, sale of all or substantially all of the Company’s assets (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person or entity), or (3) a binding share exchange which reclassifies or changes the outstanding shares of Common Stock, in each case as a result of which the holders of Common Stock shall be entitled to receive cash, securities or other property or assets with respect to or in exchange for such shares of Common Stock (any such event, a “Merger Event”), then at the effective time of the Merger Event the right to exercise a Warrant will be changed into a right to exercise the Warrant into the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock subject to the Warrant immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property”) upon such Merger Event. If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (including any form of stockholder election), the Reference Property to be received upon exercise will be deemed to be the weighted average of the types and amounts of Reference Property to be received by the holders of Common Stock that affirmatively make such election. In case of any such Merger Event, the successor or acquiring corporation or, as applicable, the ultimate parent entity thereof (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which the Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 3. If the Company consummates a Merger Event, the Company shall promptly provide notice to the Registered Holders briefly describing the Merger Event and stating the type or amount of cash, securities, property or other assets that will comprise the Reference Property after any such Merger Event and any adjustment to be made with respect thereto. The foregoing shall similarly apply to successive Merger Events.
3.6.
Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Warrant Price shall be reduced to the price determined by multiplying the Warrant Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Average Market Price of a share of Common Stock determined as of the date of the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Average Market Price per share of Common Stock determined as of the date of the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase.
3.7.
Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 3, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement.
3.8.
Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the Warrant Price or the number of shares of Common Stock issuable upon exercise of a Warrant with respect to any Excluded Issuance (other than with respect to any Excluded Issuance pursuant to (1) clause (iii) of the definition thereof, but only in relation to issuances of shares of Common Stock in connection with any capital raising transaction where the consideration per share is less than the greater of (x) the Warrant Price in effect immediately prior to such issuance or sale or (y) the Fair Market Value per share of the Common Stock immediately prior to such issuance or sale; provided that, notwithstanding this clause (1), the provisions of Section 3.5 shall apply to the extent otherwise applicable, (2) clause (vi)(A) or clause (vi)(C) of the definition thereof) or (3) clause (vii) of the definition thereof, but only in relation to issuances of shares of Common Stock where the implied price per share of the Common Stock issued to pay the Base Management Fee and Incentive Fee (as such terms are defined in the Management Services Agreement) is less than the greater of the Warrant Price and the Fair Market Value per share of the Common Stock, in each case immediately prior to such issuance.
3.9.
Company Charter Documents. Notwithstanding anything herein to the contrary, this Agreement, the Warrants, exercise of the Warrants and all shares of Common Stock issuable upon exercise of the Warrants are and shall become subject to the Company Charter Documents, including the restrictions on ownership and transfer set forth in Article VII of the Charter.
3.10.
Statement Regarding Adjustments. Subject to Section 3.1.3, whenever the Warrant Price or the Warrant Shares into which a Warrant is exercisable shall be adjusted as provided in this Section 3, the Company shall as promptly as practicable prepare and make available to the Registered Holder a statement showing in reasonable detail the facts requiring such adjustment and the Warrant Price that shall be in effect and the Warrant Shares into which a Warrant shall be exercisable after such adjustment.
3.11.
Adjustment Rules. Subject to Section 3.1.3, any adjustments pursuant to, and at such time as provided in, this Section 3 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Warrant Price made hereunder would reduce the Warrant Price to an amount below par value of the Common Stock, then such adjustment in Warrant Price made hereunder shall reduce the Warrant Price to the par value of the Common Stock.
3.12.
Allocations. In the event that shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received shall be allocable to such shares of Common Stock as determined in good faith by the Board. In case any Options or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Options or Convertible Securities, the consideration allocable to such Options or Convertible Securities shall be determined in good faith by the Board.
3.13.
Proceedings Prior to any Action Requiring Adjustment. As a condition precedent to the taking of any action that would require an adjustment pursuant to this Section 3, the Company shall obtain stock exchange, Board or stockholder approvals or exemptions, as applicable, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Registered Holder is entitled to receive upon exercise of a Warrant.
4.
Transfer and Exchange of Warrants.
4.1.
Transfer. The Warrants and Warrant Shares may be freely sold, assigned, disposed of, pledged, hypothecated, encumbered or otherwise transferred (collectively, a “Transfer”), subject to the restrictions set forth in this Section 4.1. Any Transfer of the Warrants and Warrant Shares must be in compliance with the Securities Act and applicable state securities Laws and, if requested by the Company, receipt by the Company of an opinion of counsel, reasonably satisfactory to the Company, that such Transfer is in compliance with the Securities Act and applicable state securities Laws. Additionally, Transfers of the Warrants and Warrant Shares are subject to the restrictions on ownership and transfer set forth in Article VII of the Charter. Following any Transfer, any such Warrants subject to a Transfer shall at all times remain subject to the terms and restrictions set forth in this Agreement.

4.2.
Registration on Transfer. Subject to the instructions set forth in Section 4.1, the Company shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant by the Registered Holder to the Company for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Company.
4.3.
Procedure for Surrender of Warrants. Warrants may be surrendered to the Company, together with a written request for exchange or transfer, and thereupon the Company shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Company shall not cancel such Warrant and issue new Warrants in exchange thereof until the Company has received an opinion of counsel stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.
4.4.
Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange of a Warrant which shall result in the issuance of a warrant certificate for a fraction of a Warrant.
4.5.
Service Charges. No service charge shall be made for any exchange or registration of Transfer of Warrants.
5.
Other Provisions Relating to Rights of Holders of Warrants.
5.1.
No Rights as Stockholder. A Warrant does not entitle the Registered Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights, to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.
5.2.
Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.
5.3.
Registration Rights. Any Common Stock issuable to Purchaser upon execution of the Warrants shall be “Registerable Securities,” as such is defined in that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and Purchaser (the “Registration Rights Agreement”), and entitled to the registration rights provided therein. Notwithstanding anything to the contrary herein, if a Warrant is exercised in connection with the exercise of the Registered Holder’s registration rights in accordance with the Registration Rights Agreement, such Warrant shall not be deemed to have been exercised to the extent that the applicable Warrant Shares are not sold in the applicable offering. The Company will procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of this Warrant on the principal stock exchange on which shares of Common Stock are then listed or traded.
6.
Covenants. The Company warrants and agrees for the benefit of the Registered Holders that:
6.1.
Due Authorization and Valid Issuance. All shares of Common Stock which may be issued upon the exercise of the Warrants will, upon issue be duly authorized, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all liens and encumbrances, with no personal liability attaching to the ownership thereof.
6.2.
Sufficient Number of Shares. During the Exercise Period, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced by the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.
7.
Representations and Warranties.
7.1.
Representation by the Company. The Company represents that (a) a Warrant is, and any warrant issued in substitution for or replacement of a Warrant shall be, upon issuance, duly authorized and validly issued and (b) all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the issuance of the Warrants and the Common Stock issuable upon exercise of the Warrant have been taken.
7.2.
Representations and Warranties by the Registered Holder. The Registered Holder represents and warrants to the Company as follows:
(a)
The Warrants and the shares of Common Stock issuable upon exercise thereof are being acquired for their own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Upon exercise of the Warrants, the Registered Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock issuable upon exercise of the Warrants is being acquired for investment and not with a view toward distribution or resale.
(b)
The Registered Holder understands that the Warrants and the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(a)(2) thereof, and that they must be held by the Registered Holder indefinitely, and that the Registered Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.
(c)
The Registered Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Warrants and the shares of Common Stock purchasable pursuant to the terms of the Warrants and of protecting its interests in connection therewith.
(d)
The Registered Holder is able to bear the economic risk of the purchase of the shares of Common Stock pursuant to the terms of the Warrants.
(e)
The Registered Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
8.
Taxes.
8.1.
Withholding.
8.1.1.
The Company and its paying agent shall be entitled to deduct and withhold taxes on all payments and distributions (or deemed distributions) on the Warrant and Warrant Shares to the extent required by applicable Law. To the extent that any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of a Warrant as having been paid to the Person in respect of which such deduction or withholding was made. In the event the Company previously remitted any amounts to a Governmental Authority on account of such taxes required to be deducted or withheld in respect of any payment or distribution (or deemed distribution) with respect to a Warrant or Warrant Share (or in respect of any payment or distribution (or deemed distribution) in respect thereof), the Company shall be entitled (i) to offset any such amounts against any amounts otherwise payable in respect of such Warrant or Warrant Share or (ii) to require the Person in respect of whom such deduction or withholding was made to reimburse the Company for such amounts (and such Person shall promptly so reimburse the Company upon demand). The Company shall take commercially reasonable steps to minimize or eliminate any withholding or deduction described in this Section 8.1, including by giving the Person in respect of whom such deduction or withholding may be made an opportunity to provide additional information or to apply for an exemption from, or a reduced rate of, withholding. For the avoidance of doubt, such steps shall not include taking or refraining from taking any act described in Section 3. Notwithstanding anything to the contrary in this Section 8.1, the Company shall (i) make commercially reasonable efforts to notify each holder of Warrants or Warrant Shares at least five Business Days prior to any withholding of its intention of any such withholding (it being understood that any such notice shall include a brief written description of the basis for such withholding) and (ii) subject to any changes in applicable law after the date hereof, not withhold with respect to any U.S. federal withholding tax if it receives a properly completed and duly executed IRS Form W-9 certifying its exemption from withholding from a holder of Warrants or Warrant Shares.
8.1.2.
Notwithstanding anything to the contrary in this Agreement, the adjustments to the Warrant Price described in Section 3 shall not be effective until the Registered Holder has reimbursed the Company or the Company has otherwise withheld such amounts pursuant to Section 8.1.1. This Section 8.1 shall survive the exercise, lapse, transfer, or termination of this Warrant.
8.2.
Transfer Tax. The Company shall pay any and all documentary, stamp and similar issue or transfer tax (“Transfer Tax”) due on the issue of shares of Warrant Shares or certificates representing such shares or securities. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Warrant Shares to a beneficial owner other than the beneficial owner of the Warrant Shares immediately prior to the event pursuant to which such issue or delivery is required, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the satisfaction of the Company that such Transfer Tax has been paid or is not payable.
8.3.
In accordance with Section 2.17(l) of the Credit Agreement, the parties hereto agree that solely for U.S. federal and other applicable income tax purposes, the Warrants issued hereunder and the Term Loan (as defined in the Credit Agreement) issued under the Credit Agreement shall be treated as an “investment unit” within the meaning of Treasury Regulation Section 1.1273-2(h). The Term Loan and the Warrants are not considered a unit for any other purpose. The parties hereto agree that for all U.S. federal and other applicable income tax purposes, the investment in the Term Loan and the Warrants pursuant to this Agreement shall be allocated in accordance with Section 2.17(l) of the Credit Agreement.
9.
Miscellaneous Provisions.
9.1.
Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns.
9.2.
Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant to or on the Company shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, or by registered or certified mail (postage prepaid, return receipt requested) at the following addresses (or at such other address as shall be specified in a notice given in accordance with this Section 9.2):

Claros Mortgage Trust, Inc.

c/o Mack Real Estate Credit Strategies, L.P.

1 Columbus Circle, 20th Floor

New York, NY 10023

Attention: General Counsel

Email: cmtg_tlb@mackregroup.com

With a copy to (which copy alone shall not constitute notice):

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Attention: Nitin Konchady; Leonard Klingbaum

Email: nitin.konchady@ropesgray.com; leonard.klingbaum@ropesgray.com

Any notice, statement or demand authorized by this Agreement to be given or made by the Company to the holder of any Warrant shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, or by registered or certified mail (postage prepaid, return receipt requested) at the address set forth below such holder’s name on the signature pages (or at such other address as shall be specified in a notice given in accordance with this Section 9.2).

9.3.
Amendments. All modifications or amendments to this Agreement, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the vote or written consent of the Registered Holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the Company may lower the Warrant Price pursuant to Section 3 of this Agreement or extend the duration of the Exercise Period without the consent of the Registered Holders.
9.4.
Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
9.5.
Entire Agreement; No Third-Party Beneficiaries. This Agreement, together with the Credit Agreement, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof. No provision of this Agreement shall confer upon any Person other than the parties hereto, the Registered Holders of the Warrants and their permitted assigns any rights or remedies hereunder. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and the Registered Holders of the Warrants.
9.6.
Governing Law; Jurisdiction.
9.6.1.
This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles, except where the provisions of the laws of the State of Maryland are mandatorily applicable.
9.6.2.
All Actions arising out of or relating to this Agreement shall be heard and determined in the state and federal courts located in the Borough of Manhattan, State of New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 9.6.2 shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 9.2 of this Agreement or the signature pages, as applicable. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.
9.7.
Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly the parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and this right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, the parties would not have entered into this Agreement. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties acknowledge and agree that any party shall not be required to provide any bond or other security in connection with its pursuit of an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.
9.8.
Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE WARRANTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.8.
9.9.
Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

9.10.
Interpretation. When a reference is made in this Agreement to a Section, Exhibit, such reference shall be to a Section of, or an Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement unless the context requires otherwise. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or,” “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and, unless otherwise required by Law, if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day.
10.
Definitions. For purposes of this Agreement and the Warrants, the following terms have the following meanings:

“Action” means any legal, regulatory or administrative proceeding, suit investigation arbitration or action.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person.

“Average Market Price” means, with respect to any security, the arithmetic average of the Closing Price of such security for the 15 consecutive Trading Day-period ending on and including the Trading Day immediately preceding the determination date.

“Board” means the board of directors of the Company.

“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City or Chicago.

“Capital Stock” means all classes or series of stock of the Company.

“Charter” means the charter of the Company, as may be amended, restated, supplemented or amended and restated from time to time, in the form filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland.

“Closing Price” of the Common Stock on any date means the closing per-share sale price (or if no closing per-share sale price is reported, the average of the last bid and ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) on that date as reported the principal other national or regional securities exchange on which the shares of the Common Stock are then traded. The Closing Price will be determined without reference to after-hours or extended market trading. If the Common Stock is not so listed for trading on the relevant date, then the “Closing Price” of the Common Stock will be the last quoted bid price for Common Stock in the over-the-counter market on the relevant date as reported by the OTC Markets Group or a similar organization. If the Common Stock is not so quoted, then the “Closing Price” of the Common Stock will be determined by a U.S. nationally recognized independent investment banking firm selected by the Company for this purpose.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Combination Event” reclassification, recapitalization, exchange, reverse stock split, combination or readjustment of shares of Common Stock.

“Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time; provided, that, Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned Subsidiaries.

“Company Charter Documents” means the Charter and bylaws of the Company, as amended, restated or amended and restated from time to time.

“Consideration” means solely the cash consideration actually received by the Company for any issuance or sale (or deemed issuance or sale), net of bona fide and customary underwriting discounts or selling commissions payable to non-Affiliates; excluding, without duplication, any standby, backstop, advisory or commitment fees, original issue discount, make‑whole, consent or similar amounts, any non‑cash consideration, and any accrued or capitalized interest, dividends or similar amounts. Contingent cash shall be included only when actually received.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Effective Price” means the quotient of (A) the aggregate Consideration receivable by the Company upon such issuance or sale (or deemed issuance or sale), including the minimum aggregate cash exercise price of any underlying securities, divided by (B) the maximum number of shares of Common Stock issuable in such transaction (or issuable upon exercise, conversion or exchange of underlying securities), in each case determined as of the applicable pricing date (for direct issuances) or the record date (for rights offerings).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Excluded Issuance” shall mean: (i) the issuance to directors, officers, employees, consultants, service providers or agents of the Company, its Subsidiaries or the Manager of Capital Stock, Options or Convertible Securities (x) under any generally applicable employee benefit plans, programs or other compensatory arrangements or (y) pursuant to the employment inducement exception to the New York Stock Exchange rules regarding shareholder approval of equity compensation plans, including the exercise, vesting and/or settlement of Options or Convertible Securities and/or other awards granted under any employee benefit plan, program or arrangement; (ii) the granting to directors, officers, employees, consultants, service providers or agents of the Company, its Subsidiaries or the Manager of equity awards denominated in shares of Capital Stock or Options, Convertible Securities or other equity awards to purchase Capital Stock (x) under any generally applicable employee benefit plans, programs or other compensatory arrangements or (y) pursuant to the employment inducement exception to the New York Stock Exchange rules regarding shareholder approval of equity compensation plans; (iii) the issuance of shares of Capital Stock or any Options or Convertible Securities in connection with any “business combination” (as defined in the rules and regulations promulgated by the SEC) or otherwise in connection with bona fide acquisitions of securities or assets of another Person, business unit, division or business, or to strategic counterparties in connection with partnerships, joint ventures or similar strategic transactions; (iv) the issuance of shares of Capital Stock pursuant to the conversion, exercise or exchange of Warrants; (v) the issuance of the Warrants; (vi) the issuance of shares of Capital Stock or any Options or Convertible Securities in connection with (A) a reclassification, recapitalization, exchange, stock split, combination or readjustment of shares or (B) any stock dividend or stock distribution pursuant to IRS Revenue Procedure 2017-45 or IRS Revenue Procedure 2020-19 necessary to maintain the Company’s status as a REIT under the Code, or (C) any similar transaction, in each case, in which holders of Common Stock participate on a pro rata basis; (vii) the payment of the Base Management Fee and Incentive Fee (as such terms are defined in the Management Services Agreement) to the Manager in shares of Capital Stock; (viii) the issuance of shares of equity securities in connection with any at-the-market offerings; provided, that, the total value of such offering (measured on a daily basis) is less than $75,000,000; and (ix) the issuance of any shares of Preferred Stock permitted under the Company Charter Documents.

“Fair Market Value” of one share of Common Stock as of a date of determination means: (i) with respect to Section 2.3.1 and Section 2.3.2, if the Common Stock is publicly traded, the closing price of the Common Stock as reported on a Trading Market on which the Common Stock is then listed on the last trading date ending prior to the date of determination, (ii) other than with respect to Section 2.3.1 and Section 2.3.2, if the Common Stock is publicly traded, the volume weighted average sale price of one share of Common Stock as reported on a Trading Market for which the Common Stock is then listed for the 20 Trading Days ending on the 3rd Trading Day prior to such date and (iii) if the Common Stock is not so publicly traded, such fair market value as determined by the Board in good faith after receiving and reviewing the advice of a nationally recognized independent investment banking firm retained by the Company for this purpose; provided that Registered Holder shall have a right to receive from the Board the assumptions used and calculations performed to arrive at such fair market value. Solely for the purposes of Section 2.3.1, the date of determination shall mean the date the Warrant Certificate and Election to Purchase are delivered to the Company by a Registered Holder.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the U.S., a foreign government or any political subdivision thereof.

“Internalization Transaction” means (a) any sale, consolidation, merger, recapitalization or other transaction that results in the Company or its Subsidiaries holding at least a majority of the limited partnership interests of the Manager (or other voting stock of the Manager or of the resulting entity or its parent company) and (b) any transaction involving the termination of the Management Services Agreement and the Company not being managed by an external manager.

“Law” means all state or federal laws, common law, statutes, ordinances, codes, rules or regulations or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority.

“Management Services Agreement” means that certain Amended and Restated Management Agreement, dated as of the date hereof, by and between Company and Manager, as amended, restated or amended and restated from time to time.

“Manager” means Claros REIT Management LP (or any successor thereto) or, to the extent the Board appoints another investment manager of the Company at any time and from time to time, such other investment manager appointed thereby.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities, including any awards issuable pursuant to the Company’s 2016 Incentive Award Plan.

“Other Distributions” means any dividends or other distributions (other than a Rollover Distribution) paid by the Company on shares of Common Stock to the extent they are not REIT Qualifying Dividends; provided that any such dividends or other distributions payable in shares of Common Stock (or Options or Convertible Securities) shall be treated as a Split-Up Event.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company thereof pursuant to any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder, whether for cash or shares of Capital Stock, effected while a Warrant is outstanding; provided, however, that, for the avoidance of doubt, “Pro Rata Repurchase” shall not include any purchase of equity securities by the Company or any

Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act or pursuant to any other open market share purchase program or other buy-back transaction, including structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives, or other buy-back transaction, that is not a tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase.

“Public Sale” means (i) a sale pursuant to an effective registration statement filed under the Securities Act (other than a registration statement on Form S-4, Form S-8 or any successor or similar forms promulgated for similar purposes), (ii) a “brokers’ transaction” (as defined in Rule 144) or (iii) any offering pursuant to a direct listing of equity securities on a public stock exchange.

“REIT Qualifying Dividends” means any (i) dividends paid or distribution made in order to (a) maintain the Company’s status as a real estate investment trust under Sections 856 through 860 of the Code, or (b) to avoid the payment by the Company or its Subsidiaries (other than any “taxable REIT subsidiary,” as defined in Section 856(l) of the Code) of any federal, state or local income or excise tax (including, but not limited to, Sections 857 and 4981 of the Code) plus (ii) additional dividends paid or distributions made so long as such additional dividends or distributions (together with dividends paid and distributions made pursuant to clause (i)(a)) do not exceed 105% of the Company’s real estate investment trust taxable income.

“Rollover Distribution” means any dividends or other distributions declared, paid or made by the Company in respect of a fiscal year to the extent such dividends exceed the Company’s real estate investment trust taxable income for such fiscal year, which the Company subsequently determines are treated as a dividend or other distribution declared, paid or made in respect of the subsequent fiscal year (such subsequent fiscal year, a “Deemed Rollover Distribution Year”), to the extent such treatment is permitted by the Code, including Section 857(b)(9) thereof.

“Split-Up Event” means a reclassification, recapitalization, exchange, stock split, Other Distribution payable in shares of Common Stock (or Options or Convertible Securities) or readjustment of shares of Common Stock, in each case, that increases the number of shares of Common Stock.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof, in each case to the extent such entity’s financial results are required to be included in such Person’s consolidated financial statements; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “Subsidiary” shall mean any Subsidiary of the Company.

“Third Party Transfer” means a Transfer to a Third Party Transferee pursuant to Section 4.

“Third Party Transferee” means a Person that is not an Affiliate of a Purchaser that becomes the Registered Holder of a Warrant as a result of a Transfer pursuant to Section 4.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the New York Stock Exchange, or, if the Common Stock ceases to be listed on the New York Stock Exchange, any other national securities exchange on which the Common Stock is then listed or quoted for trading on the date in question.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CLAROS MORTGAGE TRUST, INC.

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: President and Chief Financial Officer

[Signature Page to Warrant Agreement]

HPS SPECIALTY LOAN FUND VI, SCSP

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

SLIF VI HOLDINGS, LLC

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS SPECIALTY LOAN FUND VI-L, SCSP

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Long Nguyen

Name: Long Nguyen

Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

SLIF VI-L HOLDINGS, LLC

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

CST SPECIALTY LOAN FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

SPECIALTY LOAN VG FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

CACTUS DIRECT LENDING FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

RED CEDAR FUND 2016, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

PACIFIC INDEMNITY COMPANY

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

PRESIDIO LOAN FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS OCOEE SPECIALTY LOAN FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS SPECIALTY LOAN FUND TX, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

BRICKYARD DIRECT LENDING FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

BRICKYARD DIRECT LENDING FUND (SLF), L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS STAR PRIVATE CREDIT FUND, SCSP

By: HPS Investment Partners, LLC, its Portfolio Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS PRIVATE CREDIT INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Subadvisor

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS CORPORATE CAPITAL SOLUTIONS FUND

By: HPS Advisors, LLC, its Investment Adviser

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS BLACK KNIGHT 1922 SPECIALTY LOAN FUND, LLC

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS GARDEN PRIVATE CREDIT FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

T DIRECT LENDING HOLDINGS, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

HPS SS-CC SPECIALTY LOAN FUND, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By: /s/ Long Nguyen

Name: Long Nguyen
Title: Managing Director

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

FISH CREEK CANYON LLC

By: /s/ Stephen Nesbitt

Name: Stephen Nesbitt

Title: President

Address for Notices:

[***]

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]

MACQUARIE US TRADING, LLC

By: /s/ Joshua Karlin

Name: Joshua Karlin

Title: Authorized Signatory

By: /s/ Michael Greenblatt

Name: Michael Greenblatt

Title: Authorized Signatory

Address for Notices:

MACQUARIE US TRADING, LLC

660 Fifth Avenue, 10th floor

New York, NY 10103

Attn: Tunde Malomo

David Anekstein

Email: loan.admin@macquarie.com

With a copy to (which copy alone shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001-2163

Attention: Al Pisa

Jason Anderson

Email: apisa@milbank.com

jtanderson@milbank.com

[Signature Page to Warrant Agreement]